UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05984

The New Ireland Fund, Inc.
(Exact name of registrant as specified in charter)

One Boston Place

201 Washington St. 36th Floor

Boston, MA 02108
(Address of principal executive offices) (Zip code)

KBI Global Investors (North America) Ltd.

One Boston Place

201 Washington St. 36th Floor

Boston, MA 02108

(Name and address of agent for service)

1-800-468-6475

Registrant's telephone number, including area code

Date of fiscal year end: October 31

Date of reporting period: October 31, 2020

Item 1. Reports to Stockholders.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a web site, and you will be notified by mail each time a report is posted and provided with a web site link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically from the Fund by calling 1-800-468-6475 or by contacting your financial intermediary (such as a broker-dealer or bank).

You may elect to receive all future reports in paper free of charge. You can request to continue receiving paper copies of your shareholder reports by contacting your financial intermediary or, if you invest directly with the Fund, calling 1-800-468-6475 to let the Fund know of your request.

Annual Report

October 31, 2020

Letter to Shareholders

Dear Stockholder,

We are pleased to provide the Annual Report for The New Ireland Fund, Inc. (the “Fund”) for the fiscal year ended October 31, 2020.

2020 has been a challenging year for equity markets as COVID-19 and its impact on economic activity weighed on global stock markets. Although the United Kingdom’s (“UK”) withdrawal from the European Union (“EU”) took legal effect on January 31, 2020, it also contained a transition period to December 31, 2020, during which time the UK and EU would agree its future trade arrangements. Ongoing talks have been fraught and the prospect of the UK departing with no trade deal in place has weighed on European markets. With the exception of the U.S., most markets produced flat or negative returns in U.S. terms, for the 12-month period ended October 31, 2020. Although the MSCI All Ireland Capped Index (“MSCI”) outperformed the S&P 500 Index by 5.9%1 over the six months ended October 31, 2020, it lagged by -12.1% over the twelve-month period ended October 31, 2020. S&P 500 Index performance has been driven primarily by the strength of the technology sector. Versus the broader European EuroStoxx50, the MSCI All Ireland Capped Index outperformed by 9.8% and 9.5% over the six and twelve-month periods ended October 31, 2020, respectively. While the US dollar weakened by over 5% versus the Euro over the 12-month period ended October 31, 2020, this was a positive for the Euro based assets which increased by 5% when translated to US dollars.

For the 12 months ended October 31, 2020, the Fund’s net asset value (“NAV”) decreased 2.98%, slightly underperforming the Fund’s benchmark, the MSCI All Ireland Capped Index, which decreased by 2.4%. The Fund’s market price decreased 13.36% over the same period.

As has been discussed in prior letters, Ireland should be well placed in a relative sense, to recover quickly from COVID-19 effects on growth, due to strong government fiscal response and noting the large economic exposure to defensive sectors such as technology and pharmaceuticals which are among the least affected by the COVID-19 crisis.

The Fund continues to review various discount management options and continued to implement its share repurchase program during the fiscal year, repurchasing 19,500 shares.

In December, the Fund’s Board of Directors declared an annual short-term capital gain distribution in the amount of $0.0675 per share and an annual long-term capital gain distribution in the amount of $0.2377 per share. The distributions will be paid by way of a cash dividend under the date of December 30, 2020, to all shareholders of record on December 18, 2020.

[1]	All returns are in US dollars unless stated otherwise

Our detailed comments regarding the Irish economy, market and Fund performance follows in our Management Discussion and Analysis. Please do not hesitate to let us know if you have questions or concerns. We would encourage you to visit our website at www.newirelandfund.com for daily price information, Fund documents as well as investment updates. We thank you for investing with us and we look forward to our continued relationship.

Sincerely,

David Dempsey Chair of the Board December 8, 2020	Sean Hawkshaw Director & President December 8, 2020

Important Information Concerning Management Discussion and Analysis and Performance

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of October 31, 2020. The views expressed in the Management Discussion and Analysis section (the “MD&A”) are those of the Fund’s portfolio manager and are subject to change without notice. They do not necessarily represent the views of KBI Global Investors (North America) Ltd. The MD&A contains some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The Fund may buy, sell, or hold any security discussed herein, on the basis of factors described herein or the basis of other factors or other considerations. Fund holdings will change.

Performance quoted represents past performance and does not guarantee or predict future results.

Management Discussion and Analysis (as of October 31, 2020)

Over the most recent fiscal six months, the Fund’s net asset value (“NAV”) per share increased by 20.76% in U.S. Dollar terms1 to $10.76, as compared to the MSCI Ireland All Capped Index (“MSCI”) which increased by 19.18% over the period. For the 12 months ended October 31, 2020, the Fund’s NAV returned -3.0%, slightly underperforming the comparable MSCI return of -2.4%.

Although the return for the fiscal year ended October 31, 2020 was negative, we believe this outcome was quite remarkable in its resilience, considering the fundamental damage inflicted on the Irish economy, company earnings, as well as the stresses imposed on cash flows and balance sheets due to COVID-19.

COVID-19 Crisis

While Ireland has been hit by COVID-19 less severely than its closest neighbor, the UK, and far less than the US, it has had more than 2,000 deaths, and economic activity has been severely impacted since early March. New cases fell to very low levels in the summer, allowing much of the economy to reopen, but this was followed by a “second wave” of infections that led to the second imposition of a complete national lockdown in mid-October, with shelter-in-place orders in effect, which remained in place until early December.

1	All returns are in US dollars unless stated otherwise.

As of the time of writing, this seemed to be partially effective as case numbers approximately halved during the first four weeks of these restrictions, although the authorities had hoped for a steeper decline.

Nonetheless, Ireland has the third-lowest rate of COVID-19 incidence in Europe, and this should allow for a reopening of many parts of the economy. Indeed, we believe Ireland is perhaps well placed in a relative sense, due to the large exposure to sectors which are among the least-affected by the crisis (e.g. pharmaceuticals, financial services, information technology). The fiscal impact on the economy will be large, as undoubtedly huge sums will be borrowed by the government to finance the various measures it has taken to support consumer incomes and businesses most affected by the slowdown. In addition, the various measures taken by the European Central Bank to enhance the ability of banks to continue to provide credit to the private sector are also helping to offset the worst of the impact of the virus.

Brexit

The United Kingdom (“UK”) left the European Union (“EU”) on January 31, 2020. However, to date there has been no direct impact on growth as an 11-month transition period is in effect, during which in practice the UK remains a member of the European Union in all but name. This transition period ends on December 31, 2020, and the EU and UK are engaged in negotiations to determine the trade arrangements that will be in place following that date. At the time of writing, those negotiations seemed to be nearing finality, though it was still unclear if any deal would be reached. A failure to reach any agreement on future trade arrangements would undoubtedly have a material negative impact on the Irish economy.

Equity Market Review

The year has certainly been a volatile one with quarterly performance whipsawed by COVID-19 which began to take hold during March 2020. This led to a significant drawdown in global stock markets during the Spring months. By the end of August, primarily due to a combination of the significant monetary and fiscal policy actions by central banks and governments around the world, equity stock markets had clawed back much of the earlier losses. During the most recent quarter the Irish market has generally maintained this recovery. Brexit has been a constant influence on the performance of the Irish market over the last couple of years, and the market once again moved from the despair and fears of a ‘no trade deal’ Brexit during the late summer months to, of late, a slightly more confident expectation of a trade deal between the UK and EU by the December 2020 deadline.

As can be seen in the table below, Ireland was resilient and strongly outperformed the broader European EuroStoxx 50 over the three, six and twelve month periods. Interestingly as a mostly small-mid cap market, Ireland has also outperformed the comparable domestically exposed FTSE 250 Index of smaller-mid cap UK equities over all the above periods. Of note, the US S&P 500 has been a major outperformer compared to all European (and indeed global indices) as shown below. This is reflective of the strength of the US Technology sector in general and the dominance of the tech giants (Facebook, Apple, Amazon, Netflix, Microsoft and Google) in particular. We believe Ireland is well positioned for a rotation from lockdown to recovery over the coming years.

MARKET INDEX	3 Months Perf		6 Months Perf		12 Months Perf
	Local	USD $	Local	USD $	Local	USD $
IRELAND SE OVERALL (ISEQ)	5.8%	4.2%	14.9%	22.2%	-0.3%	4.1%
MSCI ALL IRELAND CAPPED $	3.4%	1.9%	12.1%	19.2%	-6.5%	-2.4%
S&P 500 COMPOSITE	0.4%	0.4%	13.3%	13.3%	9.7%	9.7%
NASDAQ COMPOSITE	1.8%	1.8%	23.3%	23.3%	32.8%	32.8%
FTSE 100	-4.6%	-6.0%	-4.0%	-1.5%	-20.5%	-20.5%
TOPIX	6.5%	7.7%	8.9%	11.4%	-2.9%	0.3%
EURO STOXX 50	-6.5%	-7.9%	2.9%	9.4%	-15.7%	-11.9%
DAX 30 PERFORMANCE	-6.1%	-7.6%	6.4%	13.1%	-10.2%	-6.2%
FRANCE CAC 40	-3.8%	-5.2%	2.2%	8.7%	-17.9%	-14.3%
AEX INDEX (AEX)	-1.4%	-2.9%	5.3%	12.0%	-5.2%	-1.0%
FTSE 250	2.3%	0.8%	5.7%	8.3%	-12.3%	-12.4%

Note-Indices are total gross return

Source: Datastream

Major Fund stock capital moves over the 12 months ended October 31, 2020 (in US dollar terms)

Strongest % move		Weakest % move
Uniphar	+105.8%	AIB Group	-63.9%
Flutter Entertainment	+73.8%	Greencore Group	-61.1%
Amryt Pharma	+73.6%	C& C Group	-57.5%
Kingspan Group	+68.9%	Dalata Hotel Group	-52.3%
Smurfit Kappa Group	+15.9%	Bank of Ireland Group	-48.1%

Highlights regarding some of the significant contributors to the Fund’s performance over the 12-month period ended October 31, 2020 are detailed below:

Uniphar Plc: The shares performed strongly helped by the announcement of a strong set of results in February. Positive earnings momentum and the strength of their balance sheet were all highlighted as positives in addition to the company’s business being relatively resilient during the COVID-19 pandemic.

Flutter Entertainment plc: The stock performed strongly with the company delivering good results in its existing core business and exciting growth prospects in the US market. The strong boost to the share price came from the formal takeover of ‘The Stars Group’. This acquisition makes the company the biggest online gaming company in the world.

Amryt Pharma: A busy and positive year news wise with the company announcing a successful distribution agreement for its Lojuxta drug across 17 jurisdictions in central and eastern Europe. In addition, the company made a significant announcement of strong top line results from a pivotal Phase 3 trial for its Epidermolysis Bullosa (rare skin disease) drug, which had a very positive effect on the stock price.

Kingspan Plc: The stock performed strongly following the release of a strong set of results and a reassuring update on how the company is positioned during the COVID-19 pandemic. It has also been a beneficiary of strong ESG & sustainability related investor flows.

Smurfit Kappa Group: The company was a strong performer and delivered strong results during the year. As a box manufacturer it was a beneficiary of the dramatic increase in demand for on-line delivery packaging by fast moving consumer goods manufacturers.

AIB Group: The stock was a poor performer during the period, however there was nothing specific to the company other than banks as a sector were particularly hit due to COVID-19 concerns. Banks are exposed to economic risk, interest rate risk and the risk of bad debts to name a few. The company also withdrew its proposed dividend payment in line with the European Central Bank’s recommendation.

Greencore Group: The company was negatively impacted by COVID-19. The company is the largest manufacturer of food service sold sandwiches in the UK and the move to ‘work from home’ was a dramatic hit to its business. As a result, operating profits for 2020 were dramatically impacted.

C&C Group plc: As a manufacturer, marketer and distributor of alcoholic drinks the company is particularly exposed to the implications of COVID-19, most particularly with the lockdown and closure of pubs and restaurants where their products are sold. They do have some off set through sales via off-license stores which have seen a spike in sales, but this is insufficient to compensate.

Dalata Hotels Plc: As a leading hotel operator across Ireland and the UK it’s business was dramatically affected by the lockdown and closure of its hotels for much of 2020 due to COVID-19. The share price fall reflected this expected hit to 2020 earnings.

Bank of Ireland Plc: As with AIB, the stock was a poor performer but nothing specific to the company other than banks as a sector were particularly hit due to COVID-19 concerns. Banks are exposed to economic risk, interest rate risk and the risk of bad debts to name a few. The company also withdrew its proposed dividend payment in line with the European Central Bank’s recommendation.

Global Market Outlook

Global equity markets have delivered strong returns from the lows of the second quarter. Strong index returns since the market lows of March mask the extraordinary returns from a handful of technology stocks. Remarkably, five stocks – Apple, Microsoft, Amazon, Facebook and Alphabet/Google now account for almost 25% of the market value of the S&P 500. Globally. growth sectors have significantly outperformed value sectors and larger mega capitalization stocks have strongly outperformed smaller capitalization counterparts.

As COVID-19 infections remain a global headline issue, global monetary and fiscal support remain to the forefront. Cheap and available liquidity found its way more into Growth-oriented ‘Stay at home’ beneficiaries, be they technology, consumer staples or indeed healthcare stocks, while on the other side more Value-oriented ‘Return to office’ stocks and industries such as restaurants, airlines, hotels and financials remained out of favor. By the end of October 2020, this discrepancy between Growth and Value had extended to unprecedented historic levels. The good news is that the global economy itself grew strongly during the most recent quarter from the lows of a negative calendar second quarter. This better fundamental news was generally ignored by markets which were more driven by liquidity and larger mega-cap US equity names.

Our expectation for the final quarter of this extraordinary year of 2020 is that equity markets are unlikely to make further progress. We expect a continued moderate pick-up in economic growth globally and do not expect a double-dip recession. There are heightened expectations that it could indeed be more of a roller-coaster with the expected drama of the US election outcome and any follow-on, as well as the persistent challenges of COVID-19 second phase eruptions.

Looking beyond such events, we believe there are reasons to be more confident as we look ahead to 2021. In an environment where confidence improves and the macro and earnings growth outlook become more apparent, combined with the distribution of a COVID-19 vaccine, in our opinion there is the potential for 2021 to be the opposite of 2020, where stocks ‘re-connect’ again with fundamentals. While global monetary and fiscal support will remain as a backstop, we do not believe they will be the driver of returns as was the case in 2020. Such a scenario provides the stage for a large rotation within equity markets as we return towards a more ‘normal’ global economy and stock markets.

Irish Market Outlook

For Ireland, we would highlight that we are at the beginning of a new economic cycle. There are many value or cyclical-oriented stocks and industries which have had very negative earnings for 2020, and which in some cases do not look particularly cheap on 2020 or even 2021 earnings. However, we believe they have ample room to grow as the next cycle develops out into 2022/23 and beyond. As long-term investors we are at extremes of valuation within equity markets and at a point where value and cyclicality should prevail over growth and defensiveness—Ireland is very well placed for such a rotation. A more positive outlook for the broader European economy is also a positive for Ireland, not to mention that finally, after almost 5 years, we will finally lift the Brexit cloud.

For Ireland and the Irish equity market, as an open economy and stock market it is totally exposed to global developments. As highlighted in the economic update, the large presence of more defensive sectors such as technology and pharmaceuticals are a great positive for the economy. A gradual re-opening of the service elements of the economy most affected by COVID-19 such as tourism related airlines, hotels and retail will be a strong contributor to 2021 growth and market outlook in our opinion.

Our focus continues to be on ‘what we can control’ rather than overly focused on what we have no control over. In that context, we have continued to focus much effort on bottom-up stock picking and analysis. The portfolio is actively managed, and while gradual, the incremental moves over the past year have been to take profits from the more expensive growth stocks and re-invest in more quality value cyclicals, many of which have seen their share prices decline as a result of COVID-19 but which represent good entry points for the medium term we believe.

A theme we have been gradually adding to over recent years has been that of providing the portfolio with some exposure to the alpha potential of ‘Green impact/climate change’. Interestingly, the fiscal spend by governments from the USA to Europe to China has been a strong one focused on green infrastructure. This theme, we believe, is here to stay and exciting from a portfolio perspective.

Noel O’Halloran
Chief Investment Officer,
KBI Global Investors (North America) Ltd
December 8, 2020

Investment Summary (unaudited)

Total Return (%)
	Market Value (a)		Net Asset Value (a)
	Cumulative	Average Annual	Cumulative	Average Annual
One Year	(13.36)	(13.36)	(2.98)	(2.98)
Three Year	(33.29)	(12.62)	(21.60)	(7.79)
Five Year	(13.89)	(2.95)	(6.67)	(1.37)
Ten Year	103.48	7.36	120.20	8.21

	Per Share Information and Returns
	2011	2012	2013	2014	2015	2016	2017	2018	2019	2020
Net Asset Value ($)	8.45	9.59	14.24	14.17	16.31	13.04	15.56	11.07	11.09	10.76
Income Dividends ($)	(0.06)	(0.02)	—	(0.07)	—	(0.16)	—	—	(0.10)	—
Capital Gain Distributions ($)	—	—	—	(0.30)	(1.13)	(2.06)	(1.14)	(1.16)	(0.27)	—
Return of Capital ($)	—	—	—	—	—	—	—	—	(0.07)	—
Total Return (%) (a)	10.69	13.82	48.49	2.39	25.09	(5.66)	30.04	(21.54)	5.38	(2.98)

Notes

(a)

Total Market Value returns reflect changes in share market prices and assume reinvestment of dividends and capital gain distributions, if any, at the price obtained under the Dividend Reinvestment and Cash Purchase Plan (the “Plan”). Total Net Asset Value returns reflect changes in share net asset value and assume reinvestment of dividends and capital gain distributions, if any, at the price obtained under the Plan. For more information with regard to the Plan, see page 26.

Past results are not necessarily indicative of future performance of the Fund.

Portfolio by Market Sector as of October 31, 2020
(Percentage of Net Assets)

Top 10 Holdings by Issuer as of October 31, 2020

Holding	Sector	% of Net Assets
CRH PLC	Construction Materials	21.72%
Flutter Entertainment PLC	Hotels, Restaurants & Leisure	13.00%
Kingspan Group PLC	Building Products	9.14%
Ryanair Holdings PLC	Airlines	4.50%
Grafton Group PLC	Trading Companies & Distributors	4.06%
Smurfit Kappa Group PLC	Containers & Packaging	4.05%
Kerry Group PLC, Series A	Food Products	2.93%
DCC PLC	Industrial Conglomerates	2.91%
Uniphar PLC	Health Care Services	2.84%
Glenveagh Properties PLC	Household Durables	2.64%

The New Ireland Fund, Inc.

Portfolio Holdings

October 31, 2020	Shares	Value (U.S.) (Note A)
COMMON STOCKS (99.79%) (a)
COMMON STOCKS OF IRISH COMPANIES (89.32%)
Airlines (4.50%)
Ryanair Holdings PLC *	92,391	$1,272,403
Ryanair Holdings PLC - Sponsored ADR *	13,750	1,108,250
		2,380,653
Banks (3.50%)
AIB Group PLC *	1,116,662	1,254,347
Bank of Ireland Group PLC *	244,217	599,571
		1,853,918
Beverages (2.26%)
C&C Group PLC	571,128	1,197,157
Building Products (9.14%)
Kingspan Group PLC *	55,445	4,833,349
Construction Materials (21.72%)
CRH PLC	325,907	11,489,471
Containers & Packaging (4.05%)
Smurfit Kappa Group PLC	56,932	2,142,998
Food & Staples Retailing (1.85%)
Total Produce PLC	748,397	976,212
Food Products (3.83%)
Glanbia PLC	31,761	301,841
Greencore Group PLC	82,242	96,370
Kerry Group PLC, Series A	12,939	1,547,623
Origin Enterprises PLC	21,273	81,016
		2,026,850
Health Care Services (3.61%)
UDG Healthcare PLC	43,260	406,596
Uniphar PLC	549,811	1,504,787
		1,911,383
Hotels, Restaurants & Leisure (15.18%)
Dalata Hotel Group PLC *	408,468	1,151,244
Flutter Entertainment PLC *	2,500	432,699
Flutter Entertainment PLC *	37,018	6,447,529
		8,031,472
Household Durables (3.75%)
Cairn Homes PLC *	645,344	589,252
Glenveagh Properties PLC *	1,630,969	1,396,134
		1,985,386

See Notes to Financial Statements.

The New Ireland Fund, Inc.

Portfolio Holdings (continued)

October 31, 2020	Shares	Value (U.S.) (Note A)
COMMON STOCKS (continued)
Industrial Conglomerates (2.91%)
DCC PLC	23,696	$1,542,281
Life Sciences Tools & Services (1.67%)
Malin Corp. PLC *	189,215	881,474
Machinery (1.39%)
Mincon Group PLC	718,130	736,003
Marine (1.46%)
Irish Continental Group PLC - UTS *	211,562	773,680
Multi-Utilities (1.12%)
Greencoat Renewables PLC	440,825	592,983
Pharmaceuticals (1.51%)
Amryt Pharma PLC *	300,819	798,910
Specialty Retail (1.81%)
Applegreen PLC *	288,876	955,485
Trading Companies & Distributors (4.06%)
Grafton Group PLC *	246,261	2,145,492
TOTAL COMMON STOCKS OF IRISH COMPANIES
(Cost $39,541,596)		47,255,157

COMMON STOCKS OF FRENCH COMPANIES (4.89%)
Building Products (2.56%)
Cie de St-Gobain *	34,747	1,355,676
Multi-Utilities (2.33%)
Veolia Environnement SA	66,110	1,231,146
TOTAL COMMON STOCKS OF FRENCH COMPANIES
(Cost $2,585,894)		2,586,822

COMMON STOCKS OF ITALY COMPANIES (2.60%)
Electric Utilities (2.60%)
Enel SpA	172,823	1,375,531
TOTAL COMMON STOCKS OF ITALY COMPANIES
(Cost $1,256,429)		1,375,531

See Notes to Financial Statements.

The New Ireland Fund, Inc.

Portfolio Holdings (continued)

October 31, 2020	Shares	Value (U.S.) (Note A)
COMMON STOCKS (continued)
COMMON STOCKS OF UNITED KINGDOM COMPANIES (1.01%)
Construction & Engineering (1.01%)
Costain Group PLC *	1,262,160	$533,871
TOTAL COMMON STOCKS OF UNITED KINGDOM COMPANIES
(Cost $994,863)		533,871

COMMON STOCKS OF UNITED STATES COMPANIES (1.97%)
Commercial Services & Supplies (1.97%)
Covanta Holding Corp.	114,645	1,040,977
TOTAL COMMON STOCKS OF UNITED STATES COMPANIES
(Cost $1,469,797)		1,040,977
TOTAL COMMON STOCKS
(Cost $45,848,579)		$52,792,358

RIGHTS - —%
AMRYT EMA CVR (b)	300,819	—
AMRYT FDA CVR (b)	300,819	—
AMRYT REVENUE CVR (b)	300,819	—
		—
TOTAL RIGHTS
(Cost $0)		—

TOTAL INVESTMENTS (99.79%)
(Cost $45,848,579)		52,792,358
OTHER ASSETS AND LIABILITIES (0.21%)		113,102
NET ASSETS (100.00%)		$52,905,460

*	Non-income producing security.
ADR	– American Depositary Receipt traded in U.S. dollars.
UTS	– Units
CVR	– Contingent Value Rights
(a)

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by the Administrator, U.S. Bancorp Fund Services, LLC.

(b)	Value determined using significant unobservable inputs.

See Notes to Financial Statements.

The New Ireland Fund, Inc.

Statement of Assets and Liabilities

October 31, 2020

ASSETS:
Investments at value (Cost $45,848,579)	U.S.	$52,792,358
See accompanying schedule
Cash		305,126
Dividends receivable		36,308
Prepaid expenses		38,325
Total assets	U.S.	$53,172,117

LIABILITIES:
Investment advisory fee payable (Note B)	U.S.	$89,285
Accrued audit fees payable		43,000
Directors’ fees and expenses payable		34,356
Administration fee payable (Note B)		17,900
Printing fees payable		12,274
Custody fees payable (Note B)		5,523
Accrued legal fees payable		2,126
Accrued expenses and other payables		62,193
Total liabilities		266,657

NET ASSETS	U.S.	$52,905,460

AT OCTOBER 31, 2020 NET ASSETS CONSISTED OF:
Common Stock, U.S. $.01 Par Value - Authorized 20,000,000 Shares Issued and Outstanding 4,918,808		$49,188
Additional paid-in capital		44,539,917
Total distributable earnings		8,316,355
TOTAL NET ASSETS		$52,905,460

NET ASSET VALUE PER SHARE
(Applicable to 4,918,808 outstanding shares)
(authorized 20,000,000 shares)
(U.S. $52,905,460 ÷ 4,918,808)		$10.76

See Notes to Financial Statements.

The New Ireland Fund, Inc.

Statement of Operations

				For the Year Ended October 31, 2020

INVESTMENT INCOME
Dividends			U.S.	$557,982
Foreign taxes withheld				(2,654)
TOTAL INVESTMENT INCOME				555,328

EXPENSES
Investment advisory fees (Note B)	U.S.	$335,898
Directors’ fees		151,515
Administration fees (Note B)		106,960
Compliance fees (Note B)		69,560
Legal fees		65,051
Insurance premiums		64,671
Audit fees		42,995
Investor services fees		41,005
Transfer agent fees (Note B)		30,687
Exchange listing fees		27,928
Printing and mailing expenses		23,104
Custodian fees (Note B)		23,694
Other expenses		34,150
TOTAL EXPENSES				1,017,218
NET INVESTMENT LOSS			U.S.	$(461,890)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY
Realized gain/(loss) on:
Securities transactions		1,831,742
Foreign currency transactions		2,531
Net realized gain/(loss) on investments and foreign currency during the period				1,834,273
Net change in unrealized appreciation/(depreciation) of:
Securities		(2,929,400)
Foreign currency and net other assets		668
Net unrealized appreciation/(depreciation) of investments and foreign currency during the period				(2,928,732)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FOREIGN CURRENCY				(1,094,459)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS			U.S.	$(1,556,349)

See Notes to Financial Statements.

The New Ireland Fund, Inc.

Statements of Changes in Net Assets

		Year Ended October 31, 2020		Year Ended October 31, 2019

OPERATIONS:
Net investment income/(loss)	U.S.	$(461,890)	U.S.	$107,489
Net realized gain on investments and foreign currency transactions		1,834,273		1,061,612
Net unrealized appreciation/(depreciation) of investments, foreign currency holdings and net other assets		(2,928,732)		1,057,040
Net increase/(decrease) in net assets resulting from operations		(1,556,349)		2,226,141

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings		—		(1,826,238)
Return of capital		—		(379,329)
Total distributions		—		(2,205,567)

CAPITAL SHARE TRANSACTIONS:
Offering costs associated with shelf offering		(106,140)		(40,310)
Value of 19,500 and 43,470 shares repurchased, respectively, to shareholders in connection with a share repurchase program (Note F)		(180,706)		(388,127)
Net increase/(decrease) in net assets resulting from capital share transactions		(286,846)		(428,437)
Total increase/(decrease) in net assets		(1,843,195)		(407,863)

NET ASSETS:
Beginning of year		54,748,655		55,156,518
End of year	U.S.	$52,905,460	U.S.	$54,748,655

See Notes to Financial Statements.

The New Ireland Fund, Inc.

Financial Highlights (For a Fund share outstanding throughout each year)

		Year Ended October 31,
		2020	2019	2018		2017	2016
Operating Performance:
Net Asset Value, Beginning of Year	U.S.	$11.09	$11.07	$15.56		$13.04	$16.31
Net Investment Income/(Loss)		(0.09)	0.02	(0.03)		(0.15)	(0.06)
Net Realized and Unrealized Gain/(Loss) on Investments		(0.25)	0.42	(2.21)		3.67	(0.88)
Net Increase/(Decrease) in Net Assets Resulting from Investment Operations		(0.34)	0.44	(2.24)		3.52	(0.94)
Distributions to Shareholders from:
Net Investment Income		—	(0.10)	—		—	(0.16)
Net Realized Gains		—	(0.27)	(1.16)		(1.14)	(2.06)
Return of Capital		—	(0.07)	—		—	—
Total from Distributions		—	(0.44)	(1.16)		(1.14)	(2.22)
Anti-Dilutive/(Dilutive) Impact of Capital Share Transactions		0.01 (a)	0.02 (a)	(1.09	)(b)	0.14 (c)	(0.11	)(d)
Net Asset Value, End of Year	U.S.	$10.76	$11.09	$11.07		$15.56	$13.04
Share Price, End of Year	U.S.	$7.85	$9.06	$9.18		$13.65	$11.65
Total NAV Investment Return (e)		(2.98)%	5.38%	(21.54)%		30.04%	(5.66)%
Total Market Investment Return (f)		(13.36)%	3.81%	(25.83)%		27.69%	1.08%

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, End of Year (000’s)	U.S.	$52,905	$54,749	$55,157		$58,152	$69,585
Ratio of Net Investment Income/(Loss) to Average Net Assets		(0.89)%	0.20%	(0.27)%		(0.76)%	(0.41)%
Ratio of Operating Expenses to Average Net Assets		1.96%	2.07%	1.98%		2.19%	1.78%
Portfolio Turnover Rate		21%	19%	18%		14%	22%

(a)	Amount represents per share impact related to the Share Repurchase Program.
(b)	Amount represents per share impact related to a Rights Offering, which was completed in December 2017.
(c)	Amount represents per share impact related to the Tender Offer, which was completed in May 2017.
(d)	Amount represents per share impact for new shares issued as Capital Gain Stock Distribution.
(e)	Based on share net asset value and reinvestment of distributions at the price obtained under the Dividend Reinvestment and Cash Purchase Plan.
(f)	Based on share market price and reinvestment of distributions at the price obtained under the Dividend Reinvestment and Cash Purchase Plan.

See Notes to Financial Statements.

The New Ireland Fund, Inc.

Notes to Financial Statements

The New Ireland Fund, Inc. (the “Fund”) was incorporated under the laws of the State of Maryland on December 14, 1989 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is long-term capital appreciation through investment primarily in equity securities of Irish companies. The Fund is designed for U.S. and other investors who wish to participate in the Irish securities markets. In order to take advantage of significant changes that have occurred in the Irish economy and to advance the Fund’s investment objective, the investment strategy now has a bias towards Ireland’s growth companies.

The Fund is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification Amendments to the Scope, Measurements, and Disclosure Requirements applicable to Investment Companies.

A. Significant Accounting Policies:

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation: Securities listed on a stock exchange for which market quotations are readily available are valued at the closing prices on the date of valuation, or if no such closing prices are available, at the last bid price quoted on such day. If there are no such quotations available for the date of valuation, the last available closing price will be used. The value of securities and other assets for which no market quotations are readily available, or whose values have been materially affected by events occurring before the Fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the Board of Directors to represent fair value. Short-term securities that mature in 60 days or less may be valued at amortized cost.

Fair Value Measurements: As described above, the Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. U.S. Generally Accepted Accounting Principles (“GAAP”) establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 –	unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –

observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –

unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The New Ireland Fund, Inc.

Notes to Financial Statements (continued)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

At the end of each fiscal quarter, management evaluates the Level 2 and Level 3 assets and liabilities, if any, for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listing or delistings on national exchanges.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out of levels are recognized at market value at the end of period. The summary of inputs used to value the Fund’s net assets as of October 31, 2020 is as follows:

	Total Value at 10/31/2020	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Investments in Securities
Common Stocks*
Machinery	$736,003	$—	$736,003	$—
Other Industries	52,056,355	52,056,355	—	—
Rights	—	—	—	0
Total Investments ^	$52,792,358	$52,056,355	$736,003	$0

* See Portfolio Holdings detail for country breakout.

^ Investments are disclosed individually on the Portfolio Holdings.

There was no change in Level 3 securities.

Dividends and Distributions to Stockholders: On December 11, 2019, the Board determined that it is in the best interest of the Fund and its stockholders to suspend the Fund’s managed distribution policy.

Distributions are reported on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts

The New Ireland Fund, Inc.

Notes to Financial Statements (continued)

in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some point in the future. Differences in classification may also result from the treatment of short-term gain as ordinary income for tax purposes.

For tax purposes at October 31, 2020 and October 31, 2019, the Fund distributed $0 and $503,004, respectively, of ordinary income. The Fund distributed, for tax purposes at October 31, 2020 and October 31, 2019, $0 and $1,323,234, respectively, of long-term capital gains. The Fund also distributed, for tax purposes at October 31, 2020 and October 31, 2019, $0 and $379,329, respectively, of return of capital.

Reclassification of Capital Accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended October 31, 2020, the Fund did not require any permanent tax adjustments on the Statement of Assets and Liabilities.

U.S. Federal Income Taxes: It is the Fund’s intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and distribute all of its taxable income within the prescribed time. It is also the intention of the Fund to make distributions in sufficient amounts to avoid Fund excise tax. Accordingly, no provision for U.S. federal income taxes is required.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (October 31, 2020, 2019, 2018, and 2017), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax return for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Currency Translations: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the spot rate of such currencies against U.S. dollars by obtaining from ICE Data Services each day the current 4:00 pm New York time spot rate and future rate (the future rates are quoted in 30-day increments) on foreign currency contracts. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amount actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gains and losses on security transactions.

Securities Transactions and Investment Income: Securities transactions are recorded based on their trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as

The New Ireland Fund, Inc.

Notes to Financial Statements (continued)

soon as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Interest income is recorded on the accrual basis. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Fund records a reclaim receivable based on, among other things, a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention.

Offering Costs: Offering costs are capitalized in conjunction with the shares issued in such offering. Offering costs can also be amortized through the expiration of the offering period depending on the likelihood of the occurrence of the offering.

Use of Estimates: The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

New Accounting Pronouncement: In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update 2018—13 “Changes to the Disclosure Requirements for Fair Value Measurement” which modifies disclosure requirements for fair value measurements. The guidance is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. Management has evaluated the implications of certain other provisions of the ASU and has determined to early adopt aspects related to the removal and modifications of certain fair value measurement and disclosures under the ASU effective immediately.

B. Management Services:

The Fund has entered into an investment advisory agreement (the “Investment Advisory Agreement”) with KBI Global Investors (North America) Ltd. (“KBIGINA”). Under the Investment Advisory Agreement, the Fund pays a monthly fee at an annualized rate equal to 0.65% of the value of the average daily net assets of the Fund up to the first $50 million, 0.60% of the value of the average daily net assets of the Fund over $50 million and up to and including $100 million and 0.50% of the value of the average daily net assets of the Fund on amounts in excess of $100 million. In addition, KBIGINA provides investor services to existing and potential shareholders. See the effect of expenses on Statement of Operations.

The Fund has entered into an administration agreement (the “Administration Agreement”) with U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services (“Fund Services”). The Fund pays Fund Services an annual fee payable monthly. See the effect of expenses on Statement of Operations.

The Fund has entered into an agreement with U.S. Bank, N.A. to serve as the custodian for the Fund’s assets. See the effect of expenses on Statement of Operations.

The New Ireland Fund, Inc.

Notes to Financial Statements (continued)

The Fund has entered into a transfer agency and registrar services agreement (the “Transfer Agency and Registrar Services Agreement”) with American Stock Transfer & Trust Company, LLC (“AST”) to serve as transfer agent for the Fund. See the effect of expenses on Statement of Operations.

The Fund has entered into an agreement with Vigilant Compliance, LLC for compliance services. See the effect of expenses on Statement of Operations.

C. Purchases and Sales of Securities:

The cost of purchases and proceeds from sales of securities for the year ended October 31, 2020, excluding U.S. government and short-term investments, aggregated to U.S. $10,795,531 and U.S. $10,926,632 respectively.

D. Components of Distributable Earnings:

At October 31, 2020, the components of distributable earnings on a tax basis were as follows:

Capital Loss Carryforward	Qualified Late Year Losses Deferred	Undistributed Ordinary Income	Undistributed Long-Term Gains	Net Unrealized Appreciation
$—	$—	$331,004	$1,165,644	$6,819,707

As of October 31, 2020, the Fund had no capital loss carryforwards.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses (those earned in taxable years beginning after December 22, 2010) may be carried forward indefinitely and must retain the character of the original loss.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation on investments and appreciation, on assets and liabilities in foreign currencies on a tax basis as of October 31, 2020, were as follows:

Total Cost of Investments	Gross Unrealized Appreciation on Investments	Gross Unrealized Depreciation on Investments	Net unrealized appreciation on Investments	Net Unrealized appreciation on Foreign Currency	Net Unrealized appreciation
$45,972,844	$14,577,206	$(7,757,692)	$6,819,514	$193	$6,819,707

E. Common Stock

For the years ended October 31, 2020 and 2019, the Fund did not issue any shares.

F. Share Repurchase Program:

In accordance with Section 23(c) of the 1940 Act, the Fund hereby gives notice that it may from time to time repurchase shares of the Fund in the open market at the option of the Board of Directors and upon such terms as the Directors shall determine.

The New Ireland Fund, Inc.

Notes to Financial Statements (continued)

For the year ended October 31, 2020, the Fund repurchased 19,500 (0.40% of the shares outstanding at October 31, 2020) of its shares for a total cost of $180,706 at an average discount of 17% of net asset value. For the year ended October 31, 2019, the Fund repurchased 43,470 (0.88% of the shares outstanding at October 31, 2019) of its shares for a total cost of $388,127 at an average discount of 16% of net asset value.

G. Market Concentration:

Because the Fund concentrates its investments in securities of Irish Companies, its portfolio may be subject to special risks and considerations typically not associated with investing in a broader range of domestic securities. In addition, the Fund is more susceptible to factors adversely affecting the Irish economy than a comparable fund not concentrated in these issuers to the same extent.

H. Risk Factors:

Investing in the Fund may involve certain risks including, but not limited to, those described below.

The prices of securities held by the Fund may decline in response to certain events, including those directly involving the companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations. The growth-oriented, equity-type securities generally purchased by the Fund may involve large price swings and potential for loss.

Investments in securities issued by entities based outside the Unites States may also be affected by currency controls; different accounting, auditing, financial reporting, and legal standards and practices; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transactions costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. These risks may be heightened in connection with investments in developing countries.

The Fund may face risks associated with the potential uncertainty and consequences that may follow Brexit, including with respect to volatility in exchange rates and interest rates.

The recent global outbreak of COVID-19 has disrupted economic markets and the prolonged economic impact is uncertain. The operational and financial performance of the issuers of securities in which the Fund invests depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn impact the value of the Fund’s investments.

I. Subsequent Event:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no subsequent events.

The New Ireland Fund, Inc.

Report Of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors
of The New Ireland Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of The New Ireland Fund, Inc. (the “Fund”), including the portfolio holdings, as of October 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the Fund’s auditor since 2007.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial

The New Ireland Fund, Inc.

Report Of Independent Registered Public Accounting Firm (continued)

statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
December 22, 2020

Additional Information (unaudited)

Dividend Reinvestment and Cash Purchase Plan

Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the “Plan”) approved by the Fund’s Board of Directors (the “Directors”), each shareholder will be deemed to have elected, unless American Stock Transfer & Trust Company LLC (the “Plan Agent”) is instructed otherwise by the shareholder in writing, to have all distributions automatically reinvested by the Plan Agent in Fund shares pursuant to the Plan. Distributions with respect to Fund shares registered in the name of a broker-dealer or other nominee (i.e., in “street name”) will be reinvested by the broker or nominee in additional Fund shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own Fund shares registered in street names may not be able to transfer those shares to another broker-dealer and continue to participate in the Plan. These shareholders should consult their broker-dealer for details. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in U.S. dollars mailed directly to the shareholder by the Plan Agent, as paying agent. Shareholders who do not wish to have distributions automatically reinvested should notify the Fund, in care of the Plan Agent for The New Ireland Fund, Inc.

The Plan Agent will serve as agent for the shareholders in administering the Plan. If the Directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund’s common stock or in cash, as shareholders may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive common stock to be issued by the Fund. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at net asset value or, if the net asset value is less than 95% of the market price on the valuation date, then at 95% of the market price. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the New York Stock Exchange, Inc. (“NYSE”), the next preceding trading day. If the net asset value exceeds the market price of Fund shares at such time, participants in the Plan will be deemed to have elected to receive shares of stock from the Fund, valued at market price on the valuation date. If the Fund should declare a dividend or capital gains distribution payable only in cash, the Plan Agent as agent for the participants, will buy Fund shares in the open market, on the NYSE or elsewhere, with the cash in respect of such dividend or distribution, for the participants’ account on, or shortly after, the payment date.

Participants in the Plan have the option of making additional cash payments to the Plan Agent, monthly, in any amount from U.S. $100 to U.S. $3,000, for investment in the Fund’s common stock. The Plan Agent will use all funds received from participants to purchase Fund shares in the open market, at the prevailing market price, on the 15th of each month or the next business day shares are traded if the 15th is a Saturday, Sunday or holiday. Voluntary cash payments must be received by the Plan Agent at least two business days prior to such investment date. To avoid unnecessary cash accumulations and to allow ample time for receipt and processing of voluntary cash payments to the participant’s account, it is suggested that the participants send in voluntary cash payments to be received by the Plan Agent ten days prior to the investment date. Interest will not be paid on any uninvested cash payments. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than forty-eight hours before such payment is to be invested.

Additional Information (unaudited) (continued)

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and U.S. federal tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder’s proxy will include those shares purchased pursuant to the Plan.

In the case of shareholders such as banks, brokers or nominees who hold shares for beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder’s name and held for the account of beneficial owners who are participating in the Plan.

There is no charge to participants for reinvesting dividends or capital gains distributions. The Plan Agent’s fee for the handling of the reinvestment of dividends and distributions will be paid by the Fund. However, each participant’s account will be charged a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends or capital gains distributions. A participant will also pay brokerage commissions incurred in purchases in connection with the reinvestment of dividends or capital gains distributions. A participant will also pay brokerage commissions incurred in purchases from voluntary cash payments made by the participant and a transaction fee of $2.50 (which will be deducted from the participant’s voluntary cash payment investment). Brokerage charges for purchasing small amounts of stock of individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.

Participants may sell some or all their shares. This can be done either online at www.amstock.com, via telephone, toll free, at 1-800-243-4353 or by submitting the transaction request form at the bottom of the participant’s statement. Requests received either via the Internet or telephone by 4:00 pm, Eastern time, or via the mail by 12:00 pm, Eastern time, will generally be sold the next business day shares are traded. There is a transaction fee of $15 and $0.10 per share commission on sales of shares.

Neither the Fund nor the Plan Agent will provide any advice, make any recommendations, or offer any opinion with respect to whether or not you should purchase or sell shares or otherwise participate under the Plan. You must make independent investment decisions based on your own judgment and research. The shares held in Plan accounts are not subject to protection under the Securities Investor Protection Act of 1970.

Neither the Fund nor the Plan Agent will be liable for any act performed in good faith or for any good faith omission to act or failure to act, including, without limitation, any claim of liability (i) arising out of failure to terminate a participant’s account, sell stock held in the Plan, deposit certificates or direct registration shares, invest voluntary cash payments or dividends; or (ii) with respect to the prices at which stock is purchased or sold for the participant’s account and the time such purchases or sales are made. Without limiting the foregoing, the Plan Agent will not be liable for any claim made more than 30 days after any instruction to buy or sell stock was given to the Plan Agent.

Additional Information (unaudited) (continued)

The automatic reinvestment of dividends and distributions will not relieve participants of any U.S. Federal income tax which may be payable on such dividends or distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payment made and any dividend or distribution paid subsequent to notice of the change sent to all shareholders at least thirty days before the record date for such dividend or distribution. The Plan also may be amended or terminated by the Plan Agent with at least thirty days written notice to all shareholders. All correspondence concerning the Plan should be directed to the Plan Agent for The New Ireland Fund, Inc. in care of American Stock Transfer & Trust Company LLC, P.O. Box 922, Wall Street Station, New York, New York, 10269-0560, telephone number (718) 921-8265.

Meeting of Shareholders

On June 9, 2020 the Fund held its Annual Meeting of Shareholders. The following Director was elected by the following vote: Sean Hawkshaw 3,691,553 For; 410,234 Abstaining. Michael Pignataro, David Dempsey and Eleanor Hoagland continue to serve in their capacities as Directors of the Fund.

Fund’s Privacy Policy

For the Fund’s non-EU resident individual registered shareholders:

The New Ireland Fund, Inc. appreciates the privacy concerns and expectations of its registered shareholders and safeguarding their nonpublic personal information (“Information”) is of great importance to the Fund. The Fund collects Information pertaining to its registered shareholders, including matters such as name, address, tax I.D. number, Social Security number and instructions regarding the Fund’s Dividend Reinvestment Plan. The Information is collected from the following sources:

●	Directly from the registered shareholder through data provided on applications or other forms and through account inquiries by mail, telephone or e-mail.

●	From the registered shareholder’s broker as the shares are initially transferred into registered form.

Except as permitted by law, the Fund does not disclose any Information about its current or former registered shareholders to anyone. The disclosures made by the Fund are primarily to the Fund’s service providers as needed to maintain account records and perform other services for the Fund’s shareholders. The Fund maintains physical, electronic, and procedural safeguards to protect the shareholders’ Information in the Fund’s possession. The Fund’s privacy policy applies only to its individual registered shareholders. If you are the record holder of shares of the Fund through a third-party broker, bank or other financial institution, that institution’s privacy policies will apply to you and the Fund’s privacy policy will not.

Additional Information (unaudited) (continued)

For the Fund’s EU resident individual registered shareholders:

The Fund collects personal data (personal information that can lead to the identity of an individual) pertaining to its registered shareholders, such as name, address, tax I.D. number, Social Security number and instructions regarding the Fund’s Dividend Reinvestment Plan. The personal data is collected from the following sources:

●	Directly from the registered shareholder through data provided on applications or other forms and through account inquiries by mail, telephone or e-mail.

●	From the registered shareholder’s broker as the shares are initially transferred into registered form.

The Fund will not disclose any personal data about registered shareholders who are individuals, except to the Fund’s affiliates such as its investment manager, and with nonaffiliated third parties for the Fund’s everyday business purposes, such as to process your transactions, maintain your account(s), respond to court orders and legal investigations. Nonaffiliated third parties the Fund can share with may include its accountants, attorneys, transfer agents, custodians and broker-dealers.

Please note that it is necessary that your personal data be transferred to the United States so that Fund may perform the agreed upon services for you. The EU’s General Data Protection Regulation (“GDPR”) requires the Fund to disclose to you that no adequacy decision has been rendered by the European Commission as to the data protection of your personal data when transferring it into the United States. However, the Fund does take the security of your personal data seriously. Any party that receives this information pursuant to the foregoing will be authorized to use it only for the services required and as allowed by applicable law or regulation, and will not be permitted to share or use this information for any other purpose. To protect this information, the Fund permits access only by authorized employees who need access to that information in order to perform their jobs. To protect your personal data from unauthorized access and use, the Fund uses security measures that comply with applicable law. These measures include computer safeguards and secured files and buildings.

You have the right to request a copy of the personal data that the Fund holds about you. If you would like a copy of some or all of your personal data, please call the Fund’s transfer agent at 1-877-295-6932. The Fund shall retain your personal data for as long as you are an investor and thereafter only as long as necessary to comply with applicable laws that require the Fund to retain your personal data, such as the Securities and Exchange Commission’s data retention rules. The GDPR provides EU resident investors with additional rights such as: (1) the right to receive from the Fund your personal data that you have provided to the Fund in a structured, commonly used and machine-readable format (right of portability), as well as the right to have the Fund transmit your personal data that you have provided the Fund to others, upon your request, in such a format; (2) the right to rectify any of your personal data that is inaccurate or incomplete; (3) the right to lodge a complaint of an alleged infringement of the GDPR with an EU supervisory authority in a member state of your habitual residence or place of work; (4) the right to the erasure of your personal data under certain conditions specified in the GDPR, such as when your personal data is no longer necessary for the Fund to perform

Additional Information (unaudited) (continued)

the services for you, your consent has been withdrawn or when your personal data is no longer legally required to be retained by the Fund; and (5) the right to restrict the processing or object to the processing of your personal data by the Fund under certain conditions specified in the GDPR, such as if you don’t want the Fund to market its products and services to you. You may opt-out/object to the Fund’s marketing to you by calling the Fund’s transfer agent at 1-877-295-6932.

Dated June 22, 2018

Additional Information (unaudited) (continued)

Portfolio Information

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q or Part F of Form N-PORT. The filings are available (1) by calling 1-800-468-6475 or by emailing investor.query@newirelandfund.com; (2) on the Fund’s website located at http://www.newirelandfund.com; (3) on the SEC’s website at http://www.sec.gov.

Proxy Voting Information

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities held by the Fund is available, without charge and upon request, by calling 1-800-468-6475 or by emailing investor.query@newirelandfund.com. This information is also available from the EDGAR database or the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge and upon request, by calling 1-800-468-6475 or by emailing investor.query@newirelandfund.com, and at http://www.sec.gov.

Certifications

The Fund’s president has certified to the New York Stock Exchange (“NYSE”) that, as of July 1, 2020, he was not aware of any violation by the Fund of applicable NYSE corporate governance listing standards. The Fund’s reports to the SEC on Forms N-CSR and N-CSRS contain certifications by the Fund’s principal executive officer and principal financial officer that relate to the Fund’s disclosure in such reports and that are required by rule 30a2(a) under the Investment Company Act.

Fund Investment Objectives, Policies and Risks

Recent Changes

The following information is a summary of certain changes since October 31, 2019. This information may not reflect all of the changes that have occurred since you purchased the Fund.

During the Fund’s most recent fiscal year, there were no material changes in the Fund’s investment objective or policies that have not been approved by shareholders or in the principal risk factors associated with investment in the Fund.

Additional Information (unaudited) (continued)

Investment Objective and Policies

The Fund’s investment objective is long-term capital appreciation through investment primarily in equity securities of Irish companies. The Fund’s investment objective is fundamental and may not be changed without the approval of a majority of the Fund’s outstanding voting securities.

Under normal circumstances, the Fund invests at least 80% of its total assets in Irish equity and fixed income securities. For purposes of this 80% investment policy, a security is considered to be an Irish security if: (i) it is issued by an issuer that is organized under the laws of, or has its principal office in, Ireland; (ii) its principal securities trading market is in Ireland; and/or (iii) it is issued by an issuer that alone or on a consolidated basis derives the majority of its annual revenue or earnings or assets from goods produced, sales made or services performed in Ireland. The Fund’s 80% investment policy is a non-fundamental policy of the Fund and may be changed by the Fund’s Board of Directors (the “Board”) upon 60 days’ prior written notice to shareholders.

As a matter of fundamental policy, the Fund will, under normal circumstances, invest at least 65% of its total assets in equity securities of issuers organized under the laws of Ireland (“Irish Companies”), including companies listed on the Irish Stock Exchange and companies not listed on any securities exchange, subject to the limitation described below. Fund assets not invested in Irish equity and fixed income securities may be invested in other types of securities, including equity and fixed income securities of issuers from throughout the world, including emerging markets, regardless of whether such issuers are or may be affected by developments in the Irish economy or Ireland’s international economic relations. The Fund may invest up to 25% of its total assets in equity securities that are not listed on any securities exchange. Equity securities in which the Fund may invest are predominantly common stock, but may include preferred stock and convertible stock. Fixed-income securities in which Fund may invest include government securities and corporate bonds, notes and debentures.

The Fund may invest in companies of any market capitalization. Unless otherwise indicated, the fixed income securities in which the Fund will invest will be rated BBB- or better by Standard & Poor’s Corporation or Baa3 or better by Moody’s Investors Service, Inc. or, if not so rated, of equivalent investment quality as determined by KBI Global Investors (North America) Ltd, the Fund’s investment adviser (the “Adviser”). The Fund may invest in fixed income securities of any maturity or duration. The credit quality of fixed income securities is measured at the time of purchase. If a fixed income security is downgraded, the Adviser will evaluate whether to sell the security.

The Adviser employs a fundamental bottom-up approach to seek to identify attractive investment opportunities. The Adviser considers a range of metrics, including price to equity ratio, earnings per share growth, price/book and dividend yield to screen and highlight investment opportunities which may be assessed though fundamental research. The Adviser believes, however, that a strong discipline of top down macro-economic analysis and input is also required as part of the process.

Additional Information (unaudited) (continued)

For temporary defensive purposes, the Fund may depart from its investment policies during periods in which changes in the Irish securities markets or other economic or political conditions in Ireland warrant. The Fund may reduce its position in equity securities and increase its position in fixed income securities, which may include government securities, short-term indebtedness or cash equivalents denominated in euro, Sterling Pounds, U.S. Dollars or the currency of any other member country of the Organization for Economic Cooperation and Development. The Fund may also at any time temporarily invest funds in U.S. Dollar-denominated money market instruments as reserves for dividends and other distributions to shareholders.

It is the Fund’s policy to sell any security whenever, in the judgment of the Adviser, its appreciation possibilities have been substantially realized or the business or market prospects for such security have deteriorated, irrespective of the length of time that such security has been held.

The Fund may employ various hedging and risk management techniques, primarily to protect against a decrease in the U.S. Dollar-equivalent value of its foreign currency portfolio securities or the payments thereon that may result from an adverse change in foreign currency exchange rates. Conditions in the securities, futures, options and foreign currency markets will determine whether and under what circumstances the Fund will employ certain techniques or strategies. The Fund’s ability to pursue certain of these strategies may be limited by applicable regulations of the Commodity Futures Trading Commission and the federal tax requirements applicable to regulated investment companies.

The Fund’s investment objective and policy of investing at least 65% of its total assets in equity securities of Irish Companies set forth above are fundamental policies that may not be changed without the approval of a majority of the Fund’s outstanding voting securities. The Fund’s investment policies that are not designated fundamental policies may be changed by the Board without shareholder approval.

Risk Factors

This section contains a discussion of the general risks of investing in the Fund. The value of the Fund’s assets, as well as the market price of its shares, will fluctuate. You can lose money on your investment. Investing in the Fund involves other risks, including the following:

General. The Fund is a non-diversified, closed-end investment company designed primarily as a long-term investment and not as a trading tool. The Fund invests primarily in equity securities of Irish Companies. An investment in the Fund’s Shares may be speculative and involves a high degree of risk. The Fund should not be considered a complete investment program. Due to the uncertainty in all investments, there can be no assurance that the Fund will achieve its investment objective.

Investment and Market Risk. An investment in the Fund’s shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may

Additional Information (unaudited) (continued)

move up or down, sometimes rapidly and unpredictably. The value of the securities in which the Fund invests will affect the value of the shares. Your shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Equity Risk. The value of equity securities, including common stock, preferred stock and convertible stock, will fluctuate in response to factors affecting the particular company, as well as broader market and economic conditions. Moreover, in the event of the company’s bankruptcy, claims of certain creditors, including bondholders, will have priority over claims of common stock holders such as the Fund and are likely to have varying types of priority over holders of preferred and convertible stock. In addition, the Fund’s portfolio is subject to the risks associated with growth stocks. Growth stock prices may be more sensitive to changes in current or expected earnings than the prices of other stocks, and growth stocks may not perform as well as value stocks or the stock market in general.

Irish Securities Risk. Because the Fund’s investments are primarily in Irish securities, the Fund is particularly vulnerable to loss in the event of adverse political, economic, financial and other developments that affect Ireland, including fluctuations of the euro versus the U.S. dollar. The Irish securities markets are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of Irish Companies representing a small number of industries. This may cause the Fund’s investment portfolio to experience greater price volatility, lower liquidity and less diversity than a portfolio invested in equity securities of companies based in the United States. In addition, Ireland’s economy is heavily dependent on exports to certain key trading partners, including the United States, the United Kingdom and other Western European countries. During the financial crisis (2008 – 2012), Ireland’s financial institutions were severely under-capitalized and required government intervention to survive. The European financial markets experienced volatility and adverse trends for some years earlier this decade, due to concerns about economic downturns or rising government debt levels in several European countries. If these events recur, they could adversely affect the exchange rate of the euro and could significantly affect every country in Europe, including Ireland.

Foreign Securities Risk. In addition to foreign currency risks, investments in non-U.S. securities involve risk of loss in the event of tax increases or adverse political, economic or diplomatic developments in Ireland or other non-U.S. jurisdictions. The Irish securities market, as well as other non-U.S. securities markets, for both listed and unlisted securities may be more volatile and less liquid than the major U.S. markets, and investing in non-U.S. securities may involve greater costs plus more uncertainty regarding legal protections. Regulatory oversight of markets and custody facilities may differ from that in the U.S.

Currency Exchange Rate Fluctuations. The Fund invests substantially in instruments denominated in foreign currencies — primarily the euro. However, the Fund may also invest in securities denominated in other foreign currencies. Fluctuations in the value of these non-U.S. currencies relative to the U.S. dollar can adversely affect the U.S. dollar value of the Fund’s assets. A decline in the value of such a foreign currency

Additional Information (unaudited) (continued)

can require the Fund to liquidate portfolio securities to pay distributions previously calculated in U.S. dollars and can increase the relevant foreign currency cost of expenses incurred in U.S. dollars. Currency exchange losses can reduce or eliminate the Fund’s ability to make ordinary income distributions.

Foreign Custody Risk. The Fund’s custodian generally holds the Fund’s non-U.S. securities and cash in non-U.S. bank sub-custodians and securities depositories — generally in Ireland. Regulatory oversight of non-U.S. banks and securities depositories may differ from that in the U.S. Additionally, laws applicable to non-U.S. banks and securities depositories may limit the Fund’s ability to recover its assets in the event the non-U.S. bank, securities depository or issuer of a security held by the Fund goes bankrupt.

European Economic Risk. The European financial markets experienced volatility and adverse trends for some years earlier this decade due to concerns about economic downturns in, or rising government debt levels of several European countries. If these events recur, they may affect the value and liquidity of certain of the Fund’s investments.

In addition, the United Kingdom has withdrawn from the European Union (the “EU”), and one or more countries may withdraw from the EU and/or abandon the Euro, the common currency of the EU. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching.

Emerging Market Risk. The Fund may invest in emerging market securities in accordance with its investment objective and policies. The term “emerging market” refers to an economy that is in the initial stages of industrialization and has been historically marked by low per capita income and lack of capital market transparency, but appears to be implementing political and/or market reforms resulting in greater capital market transparency, increased access for foreign investors and generally improved economic conditions. Emerging markets tend to be more volatile than mature markets, and as a result, the Fund’s value could move sharply up or down. The risks that apply to foreign investments are magnified in emerging market investments. The registration and settlement arrangements for securities in emerging markets may be less developed than in more mature markets so the operational risks of investing are higher. Emerging market countries may have less stable governments, more volatile currencies and less established markets than do countries with more developed economies. Political risks and adverse economic circumstances are more likely to arise.

Unlisted Securities Risk. The Fund may invest up to 25% of its total assets in unlisted equity securities that are neither listed on a stock exchange nor traded over-the-counter. Because the market for unlisted securities is not liquid, it may be difficult for the Fund to sell these securities at a desirable price. Unlisted securities are not subject to the disclosure and other investor protection requirements of Irish law applicable to listed securities. Investing in unlisted securities may involve a high degree of business and financial risk that can result in substantial losses.

Small and Mid-Capitalization Company Risk. Companies with small or mid-size market capitalizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group

Additional Information (unaudited) (continued)

than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts.

Credit Risk. Investments in fixed income securities expose the Fund to credit risk. Credit risk is the risk that one or more of the Fund’s investments in fixed income securities will decline in price, or fail to pay interest, liquidation value or principal when due, because the issuer of the obligation experiences an actual or perceived decline in its financial status. Credit risk is influenced by changes in general economic and political conditions and changes in the financial condition of the issuers.

Interest Rate Risk. Generally, when market interest rates rise, the prices of fixed income securities fall, and vice versa. Interest rate risk is the risk that fixed income securities in the Fund’s portfolio will decline in value because of increases in market interest rates. This risk may be particularly acute because market interest rates are currently at historically low levels. The prices of long-term fixed income securities generally fluctuate more than prices of short-term fixed income securities as interest rates change. During periods of rising interest rates, the average life of certain types of securities may be extended due to slower than expected payments.

This may lock in a below market yield, increase the security’s duration and reduce the security’s value. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.

Derivatives Risk. The Fund may invest in derivatives, such as options, futures and forward currency exchange contracts. The primary risk of derivatives is the same as the risk of the underlying asset, namely that the value of the underlying asset may increase or decrease. Adverse movements in the value of the underlying asset can expose the Fund to losses. In addition, risks in the use of derivatives include:

●	an imperfect correlation between the price of derivatives and the movement of the securities prices, interest rates or currency exchange rates being hedged or replicated;

●	the possible absence of a liquid secondary market for any particular derivative at any time;

●	the potential loss if the counterparty to the transaction does not perform as promised;

●

the possible need to defer closing out certain positions to avoid adverse tax consequences, as well as the possibility that derivative transactions may result in acceleration of gain, deferral of losses or a change in the character of gain realized;

●

the risk that the financial intermediary “manufacturing” the over-the-counter derivative, being the most active market maker and offering the best price for repurchase, will not continue to create a credible market in the derivative;

Additional Information (unaudited) (continued)

●	because certain derivatives are “manufactured” by financial institutions, the risk that the Fund may develop a substantial exposure to financial institution counterparties; and

●

the risk that a full and complete appreciation of the complexity of derivatives and how future value is affected by various factors including changing interest rates, exchange rates and credit quality is not attained.

There is no guarantee that derivatives will provide successful results and any success in their use depends on a variety of factors including the ability of the Adviser to predict correctly the direction of interest rates, securities prices, currency exchange rates and other factors.

Management Risk. The Adviser’s judgment about the attractiveness, relative value or potential appreciation of a particular security or investment strategy may prove to be incorrect. To the extent the Fund invests in Irish Companies that have limited business activities in Ireland, or in non-Irish Companies that have no economic ties to Ireland, its performance may diverge, perhaps materially, from the performance of the Irish economy and securities markets, and the Fund may be exposed to the risks of countries in which these companies are located or have their principal business activities.

Conflicts of Interest Risk. The Adviser’s advisory fees are based on net assets. Consequently, the Adviser will benefit from an increase in the Fund’s net assets resulting from an offering. In addition, a Director who is an “interested person” (as such term is defined under the Investment Company Act of 1940) of the Fund or a portfolio manager of the Fund could benefit indirectly from an offering because of such affiliations.

Non-Diversified Status. As a “non-diversified” investment company, the Fund can invest more of its assets in fewer issuers than an investment company that is “diversified,” exposing the Fund to greater risk.

Share Repurchases. When the Fund repurchases its shares pursuant to the Fund’s share repurchase program, the resulting decrease in shares outstanding may increase the Fund’s expense ratio; any borrowing to finance repurchases would reduce net income; and any sales of portfolio securities to finance repurchases may not be at a preferred time from a portfolio management perspective and would increase portfolio turnover and related expenses.

Tax Risk. The Fund may invest in securities for which the federal income tax treatment may not be clear or may be subject to recharacterization by the Internal Revenue Service (the “IRS”). It could be more difficult for the Fund to comply with the United States tax requirements applicable to regulated investment companies, or with other tax requirements applicable to foreign investors, if the tax characterization of the Fund’s investments or the tax treatment of the income from such investments were successfully challenged by the IRS.

Board of Directors/Officers (unaudited)

Name Address, and Age*	Position(s) Held with the Fund	Term of Office and Length of Time Served*	Principal Occupation(s) and Other Directorships During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director
INDEPENDENT DIRECTORS:
David Dempsey, 71 KBI Global Investors (North America) Ltd. One Boston Place 201 Washington Street, 36th Floor Boston, MA 02108	Director	Since 2007 Current term expires in 2022	Managing Director, Bentley Associates L.P., - Investment Bank (1992 to present); Director, Hong Kong Association of New York (2014 to 2018); Director, Society of Aviation Flight Educators (2017 to present).	1
Eleanor Hoagland, 69 One Boston Place 201 Washington Street, 36th Floor Boston, MA 02108	Director	Since 2018 Current term expires in 2021	Chief Compliance Officer and Senior Managing Director, Magni Global Asset Management, LLC (2012 to present); Principal, VCS Advisory, LLC (2011 to present); Independent Trustee, Alpine Funds (2012-2018).	1
Michael A. Pignataro, 61 KBI Global Investors (North America) Ltd. One Boston Place 201 Washington Street, 36th Floor Boston, MA 02108	Director	Since 2015 Current term expires in 2021	Director, Credit Suisse Asset Management (2001 to 2013); Trustee, INDEXIQ Trust, INDEXIQ ETF Trust and INDEXIQ Active ETF Trust (April 2015 to present).	1

*	Each Director shall serve until the expiration of his or her current term and until his or her successor is elected and qualified.

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Directors of the Fund and is available (1) by calling 1-800-468-6475 or by emailing investor.query@newirelandfund.com; (2) on the Fund’s website located at http://www.newirelandfund.com; (3) on the SEC’s website at http://www.sec.gov.

Board of Directors/Officers (unaudited) (continued)

Name Address, and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served*	Principal Occupation(s) and Other Directorships During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director
INTERESTED DIRECTOR:
Sean Hawkshaw, 56 KBI Global Investors (North America) Ltd. One Boston Place, 201 Washington Street, 36th Floor Boston, MA 02108	President and Director**	President Since 2011 Director from July 2011 to June 2012 and Since March 2013 Current term expires in 2023

Chief Executive Officer & Director, KBI Global Investors (North America) Ltd (2002 to Present); Director, KBI Global Investors Limited (1994 to Present); Director, KBI Fund Managers Limited (2002 to 2013); Director, KBI Institutional Funds PLC (2004 to 2013); Director KBI/Lothbury Qualifying Investor Fund, PLC (2006 to Present); Director, Irish Auditing and Accounting Supervisory Authority (2006 to 2015); Director Fusion Alternative Investments PLC (2008 to 2014); Director/ Secretory, Kleinwort Benson Investors Trustee Ltd (2010 to 2014); Director, Irish Association of Investment Managers (2003 to Present).

1

*	Each Director shall serve until the expiration of his or her current term and until his or her successor is elected and qualified.
**	Mr. Hawkshaw is deemed to be an “interested” director because of his affiliation with KBI Global Investors (North America) Ltd., the investment adviser to the Fund.

Board of Directors/Officers (unaudited) (continued)

Name Address, and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) and Other Directorships During Past Five Years
OFFICERS*
Sean Hawkshaw	President	Since 2011	See prior page.
Derval Murray, 49 KBI Global Investors (North America) Ltd. One Boston Place 201 Washington Street, 36th Floor Boston, MA 02108	Treasurer, Secretary	Since 2020

Compliance Officer (2000 to present); Director, KBI Global Investors (North America) Ltd (2008 to present); Director, KBI Fund Managers Ltd (2004 to present); Director, KBI Funds ICAV (2006 to present)

Paul Minninger, 26 KBI Global Investors (North America) Ltd. One Boston Place 201 Washington Street, 36th Floor Boston, MA 02108	Chief Compliance Officer	Since 2019	Manager, Vigilant Compliance LLC (2018-Present) Senior Associate, Vigilant Compliance LLC, (2016 - 2018)

*	Each officer of the Fund will hold office until a successor has been elected by the Board of Directors.

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The New Ireland Fund, Inc.

Directors and Officers

David Dempsey	–	Director
Sean Hawkshaw	–	Director and President
Michael A. Pignataro	–	Director
Eleanor Hoagland	–	Director
Derval Murray	–	Treasurer, Secretary
Paul Minninger	–	Chief Compliance Officer

Investment Adviser
KBI Global Investors (North America) Ltd
One Boston Place
201 Washington St,
36th Floor
Boston, MA 02108

Administrator
U.S. Bancorp Fund Services, LLC
811 E Wisconsin Ave
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
1555 N. Rivercenter Dr., MK-WI-5302
Milwaukee, WI 53212

Shareholder Servicing Agent
American Stock Transfer & Trust Company, LLC
6201 15th Avenue
Brooklyn, NY 11219

Legal Counsel
Willkie Farr & Gallagher LLP
787 Seventh Avenue
New York, NY 10019

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia PA 19102-2529

Correspondence
All correspondence should be addressed to:
The New Ireland Fund, Inc.
c/o KBI Global Investors (North America) Ltd
One Boston Place
201 Washington Street
36th Floor
Boston, MA 02108

Telephone inquiries should be directed to:
1-800-GO-TO-IRL (1-800-468-6475)

Email inquires should be sent to:
investor.query@newirelandfund.com

Website address:
www.newirelandfund.com

IR-AR 10/20

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant's Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant's board of directors has determined that there is at least one audit committee financial expert serving on its audit committee. Mr. Michael Pignataro and Ms. Eleanor Hoagland each is an "audit committee financial expert" and is considered to be "independent" as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 10/31/2020	FYE 10/31/2019
Audit Fees	$38,500	$38,500
Audit-Related Fees
Tax Fees	$4,500	$4,500
All Other Fees

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 10/31/2020	FYE 10/31/2019
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

1

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant. The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 10/31/2020	FYE 10/31/2019
Registrant	None	None
Registrant's Investment Adviser	None	None

Item 5. Audit Committee of Listed Registrants.

The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, (the "Act") and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Act. The independent members of the committee are as follows: Michael Pignataro, David Dempsey and Eleanor Hoagland.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

KBI GLOBAL INVESTORS (NORTH AMERICA) LTD,

PROXY VOTING POLICY AND PROCEDURES

It is our policy to use proxy voting for all portfolios and for all votes, other than where we are not given this authority by our client, or in countries or for companies where voting is impossible or exceptionally difficult for logistical reasons.

External service provider:

We have taken the decision to use the services of an outsourced provider, Institutional Shareholder Services Ltd (ISS), a leading provider of proxy voting advice and administrative services, to assist us with this activity given their expertise in this area.

Voting recommendations and policy guidelines

ISS provide voting recommendations to us, based on a pre-agreed set of policy guidelines which is reviewed at least annually. We currently use "Sustainability" set of voting guidelines, developed specifically to at least meet the standards consistent with the United Nations Principles for Responsible Investment (UNPRI).

The ISS Sustainability policy research approach includes employing the use of ESG risk indicators to identify moderate to severe ESG risk factors at public companies and holding culpable board members accountable for failure to sufficiently oversee, manage, or guard against material ESG risks. The ESG risk indicators cover several topics including the environment, human rights and impacts of business activities on local communities, labor rights and supply chain risks, consumer product safety, bribery and corruption, and governance & risk oversight failures.

The voting guidelines have a particular focus on transparency and reporting, and we generally support shareholder initiatives insofar as they request enhanced transparency on ESG issues.

Key policy highlights include:

•	Board competence, performance – including on ESG topics and independence

•	Alignment of pay and performance, presence of problematic compensation practices, shareholder value transfer

•	Support, generally, for shareholder proposals advocating ESG disclosure or universal norms/codes of conduct. (In 2015, as an example, the policy guidelines resulted in recommendations to support 81% of such shareholder proposals for US S&P 500 stocks).

ISS informs our Portfolio Managers in good time of its voting recommendation. The Portfolio Managers have the authority to challenge the ISS recommendations on specific issues when they believe it is in the best interest of clients to do so. Such challenge is brought to the Proxy Voting Committee (see below).

Retention of client discretion over voting

The obligation to vote client proxies shall rest with our clients in certain cases, notwithstanding our discretionary authority to make investment decisions on behalf of our clients, and we will not exercise proxy voting authority over these accounts. Clients shall in no way be precluded from contacting us for advice or information about a particular proxy vote. However, we shall not be deemed to have proxy voting authority solely as a result of providing such advice to Clients.

Should we inadvertently receive proxy information for a security held in a client's account over which we do not maintain proxy voting authority, we will immediately forward such information to the client, but will not take any further action with respect to the voting of such proxy.

Records and disclosure

ISS is responsible for tracking all our proxies, voting in line with the ISS Sustainability policy and has direct feeds from client custodians.

The Responsible Investing Committee is responsible for monitoring ISS to ensure that proxies are properly voted in line with the policy, in a timely manner and that appropriate records are being retained.

A record of all proxy votes and information relevant to such votes is maintained by ISS and we report quarterly, on our public website, on proxy voting activity. The report includes a summary of voting activity, such as the percentage of all votes where we voted against management, but also lists every ballot voted including the management recommendation and our voting instruction.

Notification to investee companies

On request from a company, either before or after the vote, we will provide an explanation to a company of our voting decision. Where we are already involved in Engagement, or about to commence Engagement, we may choose to pro-actively inform a company of our voting decision, before the time of the vote, with the intention that this might influence the company's own decision-making process. We may also advise a company, and/or make public, our voting decision on a particular issue or issues if we deem that this would be helpful to achieve a particular aim with regard to an ESG issue.

Recall of stock on loan

For some KBI fund vehicles and strategies we engage in stock lending. Where applicable, the Portfolio Managers receive a weekly report listing all forthcoming company meetings where stock is on loan. They then make a decision to recall, or not, the stock in order to vote. Sufficient advance notice of forthcoming meetings is given to enable the stock to be recalled in good time to vote. The decision to recall stock, or not, is made in the best interests of clients and investors at all times, and will take account of whether the vote is likely to be controversial or closely contended, whether we are material shareholders in the company, the shareholding structure of the company, the strength of our views on the issue in question and whether it would strengthen our case in an Engagement context to maximize our voting power, and the loss of income to investors that would result.

Role of the Proxy Voting Committee

The Committee consists of four members who are knowledgeable about the investment objectives, strategies and portfolio holdings of the funds we manage or advise:

•	Chief Investment Officer

•	Chief Compliance Officer

•	ESG Screening analyst

•	Head of Responsible Investing

Other relevant staff may attend meetings to discuss issues of relevance to them or where they have particular expertise or knowledge, but they are not voting members.

The Proxy Voting Committee is a sub-committee of the Responsible Investing committee and is chaired by the Chief Investment Officer or in his absence, the Chief Compliance Officer.

It has the following responsibilities

1. Adjudicating on proxy votes where the Portfolio Manager challenges the ISS recommendation and on any other non-routine or controversial votes that may be referred to the Committee by a Portfolio Manager or the Chief Investment Officer or Chief Compliance Officer.

2. Dealing with conflicts of interest between our firm and the portfolios that we manage or the issuers of securities owned by the portfolio such as they may arise in the proxy voting context from significant business, personal or family relationships.

The Committee will vote proxies consistent with the voting guidelines that are in force at the time of the decision (i.e. the voting guidelines agreed with ISS, our service provider), having particular regard to the United Nations Principles for Responsible Investment.

If more than one portfolio owns the same security to be voted, the Committee shall have regard for same, recognizing that differences in portfolio investment objectives and strategies may produce different results.

In addition, there may be instances where the Portfolio Managers may wish to vote differently for proxies held by more than one product group. The Chief Compliance Officer shall review all such votes to determine that there are no conflicts of interest with regards to such votes. We maintain documentation of the reason and basis for any such votes.

We may opt to abstain from voting if deemed that abstinence is in clients' best interests. For example, we may be unable to vote securities that have been lent by the custodian, or where voting would restrict the sale of securities.

At any time the Committee may seek the advice of ISS or counsel or retain outside consultants to assist in its deliberations.

Conflicts of Interest

An attempt will be made to identify all potential conflicts of interest that exist between our interests and those of our clients. We realize that due to the difficulty of predicting and identifying all material conflicts, we must also rely on employees to notify the Compliance & Risk Control Unit of any material conflicts that could influence the proxy voting process. To mitigate these conflicts, ISS is an independent source of voting recommendations.

We are aware that any external provider of proxy voting advisory services may potentially have conflicts of interest. The Responsible Investing Committee as part of its remit assesses the advisor's conflict of interest policy, and the implementation of that policy, and may terminate or amend the contract with the provider if either is deemed to be unsatisfactory.

Potential ownership conflicts

As this firm is majority owned by Amundi s.a., a company listed on the French stock market, a potential conflict of interest could arise in the exercise of proxies for that company. For this reason, the Proxy Voting committee will have particularly strong regard for the recommendation of ISS when considering a contested/controversial proxy vote in the case of our parent company.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Noel O'Halloran, Portfolio Manager

Executive Director & Chief Investment Officer – KBI Global Investors Ltd

Noel joined the firm in 1992, was promoted to Head of Equities in 1996 and was appointed CIO in 2002. As CIO, he has overall responsibility for investment process and performance of the firm's assets under management across the various asset classes and specialist equity portfolios. The firm's team of investment professionals report to Noel. He has specifically managed equity portfolios across Irish, European, Asian and US equity markets. Prior to joining the firm, Noel worked for Irish Life Investment Managers as a US Equity Asset Manager. He is an engineer by profession having graduated with 1st Class honors degree from University College Cork. He is a member of the CFA Institute and the UK Society of Investment Professionals. He was appointed a director of KBI Global Investors Ltd in December 2000.

Noel O'Halloran is responsible for the day-to-day management of the Registrant's portfolio, including stock research, stock selection and portfolio management. Mr. O'Halloran has been Portfolio Manager of the Registrant since July 21, 2011.

Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

Other Accounts Managed by Portfolio Manager

As of October 31, 2020, Mr. O'Halloran managed the following other accounts:

Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
Registered Investment Companies:	1	$123.6m	0	0
Other Pooled Investment Vehicles:	4	$370.3m	0	0
Other Accounts:	0	0	0	0

Mr. O'Halloran managed the Registered Investment Companies, Other Pooled Investment Vehicles, and Other Accounts as part of a team of portfolio managers.

Potential Conflicts of Interests

The portfolio manager's management of "other accounts" may give rise to potential conflicts of interest in connection with his management of the Fund's investments, on the one hand, and the investments of other accounts, on the other. The other accounts may have the same investment objective as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. However, the Adviser believes that these risks are mitigated by the fact that : (i) accounts with like investment strategies managed by the portfolio manager are generally managed in a similar fashion, subject to exceptions in account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors; and (ii) the portfolio manager's personal trading is monitored to avoid potential conflicts. In addition, the Adviser has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

In some cases, another account managed by the portfolio manager may compensate the Adviser based on the performance of the portfolio held by that account. The existence of such a performance-based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities.

Another potential conflict could include instances in which securities considered as investments for the Fund also may be appropriate for other investment accounts managed by the Adviser or its affiliates. Whenever decisions are made to buy or sell securities by the Fund and one or more of the other accounts simultaneously, the Adviser may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the circumstances. As a result of the allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Adviser that the benefits from the Adviser's organization outweigh any disadvantage that may arise from exposure to simultaneous transactions. The Fund has adopted policies that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures adopted under such policies will detect each and every situation in which a conflict arises.

Compensation Structure of Portfolio Manager(s) or Management Team Members

KBI Global Investor's key personnel are passionate about what they do and determined to succeed. From a remuneration perspective, KBI conducts regular surveys of industry practice, in terms of variable and fixed pay to ensure that key value generators are retained and incentivized. As part of this process, the firm also takes into account local legislation and guidelines relating to remuneration to prevent excessive risk-taking which has been incorporated into the firm's Remuneration policy.

The portfolio managers and key executives have a number of different components to compensation which KBI believe offers very strong combination of incentivization and retention. KBI believe these components strongly align key employees with its clients. KBI also believe they compare very favorably with other firms within its industry. These components are set out below:

Base Salary: Benchmarked to Industry

Annual Bonus: For portfolio managers, the bonus amount is based predominantly on relative performance for the relevant strategies/funds assessed over 1, 2 and 3-year rolling numbers. This ensures a longer-term investment perspective rather than a year by year focus. The relevant benchmark for this Fund is currently the MSCI Ireland All Capped Index. Key employees are obliged to take a proportion of the annual bonus in parent company equity which is then locked in for three years. If the key employees cease employment with the firm, a portion of this equity is forfeited.

Profit Share: The overall company pool for profit share is determined by the profitability of KBIGI (Dublin). 30% of Profit before Tax is set aside to fund the Annual Bonus and Profit Share. Any funds remaining after annual bonus awards are distributed among selected key employees. Payments under the profit-sharing scheme are through a combination of cash, parent company equity and units in KBIGI funds. Equity and fund holdings are held in trust for a three-year period. If the executives cease employment with the firm, a portion of this equity is forfeited.

Equity Participation: Following completion of the acquisition of the majority shareholding by Amundi SA employees hold a 12.5% equity stake in the business. If the employee shareholders were to leave within five years of completion this holding is subject to forfeiture provisions. After year five there are put and call structures in place to enable employees to sell the holding on a phased basis over a multi-year period.

Disclosure of Securities Ownership:

Please provide a dollar range for the Portfolio Managers holdings in the registrant. Choose from the following ranges: $0; $1-$10,000; $10,001-$50,000; $50,001-$100,000; $100,001 to $500,000; $500,001 to $1,000,000; or over $1,000,000.

As of October 31, 2020, beneficial ownership of shares of the Registrant held by the Portfolio Manager is as follows:

Name of Portfolio Manager or Team Member	Dollar ($) Range of Fund Shares Beneficially Owned
Noel O'Halloran	$0

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 5/1/20 - 5/31/20	-	-	-	474,330
Month #2 6/1/20 – 6/30/20	-	-	-	474,330
Month #3 7/1/20 – 7/31/20	-	-	-	474,330
Month #4 8/1/20 – 8/31/20	-	-	-	474,330
Month #5 9/1/20 – 9/30/20	-	-	-	474,330
Month #6 10/1/20 – 10/31/20	-	-	-	474,330
Total	-	-	-	-

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors.

Item 11. Controls and Procedures.

(a)	The Registrant's President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant's service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

The registrant did not engage in securities lending activities during the fiscal year reported on this Form N-CSR.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The New Ireland Fund, Inc.

By (Signature and Title)	/s/ Sean Hawkshaw
Sean Hawkshaw, President

Date	12/18/2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Sean Hawkshaw
Sean Hawkshaw, President

Date	12/18/2020

By (Signature and Title)	/s/ Derval Murray
Derval Murray, Treasurer

Date	12/18/2020